Supplement dated January 25, 2023
to the following initial summary prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY dated May 1, 2022
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
1.
Effective April 16, 2023, the following Investment Portfolio is no longer available to receive transfers or new purchase payments.
•
Janus Aspen Series Trust - Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio
Accordingly, Appendix A: More Information About the Investment Portfolio is amended as follows:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2021)
					1 year	5 year	10 year
Equity	Janus Aspen Series - Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio[1] This Sub-Account is no longer available to receive transfers or new purchase payments effective April 16, 2023. Investment Advisor: Janus Henderson Investors US LLC Investment Sub-Advisor: Intech Investment Management LLC	0.82%*	0.00%	0.82%	21.33%	12.11%
1
Formerly named Janus Aspen Series - Janus Henderson U.S. Low Volatility Portfolio: Service Shares. The named changed on June 10, 2022.
2.
The Board of Trustees of the Janus Aspen Series Trust approved the liquidation (the "Liquidation") pursuant to which the Janus Henderson Adaptive Risk Managed U.S. Equity Portfolio (the "Portfolio") will be liquidated. The liquidation is expected to occur on or about May 1, 2023 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
•
Effective on April 16, 2023, the Portfolio will no longer be available for transfers or new purchase payments.
•
From the date of this supplement until the Liquidation Date, investors with allocations in the Portfolio may transfer allocations to any other available investment option. During this period, any transfers from the Portfolio will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
•
On the Liquidation Date, any remaining assets of the Portfolio will be transferred to the NVIT Government Money Market Fund: Class Y.
•
After the Liquidation Date, any and all references to the Portfolio are deleted.
ISP-0696